Exhibit 10(g)

                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

         THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT ("this Amendment"), dated December 23, 2003, is made by and among DNB FINANCIAL CORPORATION, a Pennsylvania business corporation ("Holding Company"), DOWNINGTOWN NATIONAL BANK, a national banking association ("Bank") and HENRY F. THORNE, an individual "Executive"). As used in this Amendment, the term "Company" shall refer both individually and collectively to Bank and the Holding Company.

                                   Background:

         A. Company and Executive have entered into an Employment Agreement dated as of December 31, 1996 (the "Employment Agreement").

         B. On February 27, 2002, Company and Executive agreed to amend the Employment Agreement on terms approved by the Boards of Directors of the Company at a meeting held that date.

         C. Company and Executive wish to reflect the terms of the February 27, 2002 amendment in a formal, written document.

         NOW, THEREFORE, intending to be legally bound hereby, and in consideration of the benefits derived from this Amendment, the parties agree to modify the Employment Agreement as follows:

         1. Definitions. Capitalized terms used in this Amendment, if not otherwise defined, shall have the respective meanings assigned thereto in the Employment Agreement.

         2. Severance Payment on Certain Terminations After a Change in Control. The lump sum severance payment payable to Executive pursuant to Section 7.6 of the Employment Agreement shall be an amount equal to 2.99 times the higher of
(i) the Executive's base salary immediately prior to the change in control or
(ii) the Executive's base salary at the time of termination.

         3. Effective Date of this Amendment. This Amendment is effective as of February 27, 2002.

         4. Reaffirmation of Employment Agreement; Conflicts. The Employment Agreement, as amended by this Amendment, remains in full force and effect. In the event of any conflict between the provisions of the Employment Agreement and this Amendment, the provisions of this Amendment shall control.

         5. Entire Agreement. The Employment Agreement and this Amendment constitute the entire agreement of the parties with respect to the subject matter thereof.




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         IN WITNESS WHEREOF, the parties hereto have caused the due execution of this Amendment as of the date first set forth above.

Attest:                                      DNB FINANCIAL CORPORATION


/s/ Bruce E. Moroney                         By: /s/ William S. Latoff
-----------------------------                    ------------------------
Print Name: Bruce E. Moroney                          William S. Latoff
Title:            SVP/CFO                             Chairman

Attest:                                      DOWNINGTOWN NATIONAL BANK


/s/ Bruce E. Moroney                         By: /s/ William S. Latoff
-----------------------------                    ------------------------
Print Name:  Bruce E. Moroney                         William S. Latoff
Title:             SVP/CFO                            Chairman

Witness:                                     Executive:


/s/ Bruce E. Moroney                         /s/ Henry F. Thorne
-----------------------------                ------------------------
Bruce E. Moroney                             Henry F. Thorne, individually









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